Exhibit 21.1
Subsidiaries of Equinix, Inc.

Entity	Jurisdiction
APAC 1 Hyperscale LP	Singapore
APAC Hyperscale 2 LP	Singapore
APAC Hyperscale 3 Private Limited	Singapore
CapitaLand Korea No.8 Qualified Private Real Estate Investment Company	Republic of Korea
CapitaLand Korea No.9 Qualified Private Real Estate Investment Company	Republic of Korea
CHI 3 Procurement, LLC	Illinois
CHI 3, LLC	Delaware
CHI 8, LLC	Delaware
Clean Max Patagonia Private Limited	India
Consorcio Equinix Brasil	Brazil
Contrato de Fideicomiso Irrevocable de Administración de Bienes Inmuebles número CIB/3714	Mexico
Contrato de Fideicomiso Irrevocable de Administración Número CIB/3933	Mexico
DA12, LLC	Delaware
EMEA Hyperscale 1 C.V.	Netherlands
EMEA Hyperscale 2 C.V.	Netherlands
Equinix (Africa) Acquisition Holdings B.V.	Netherlands
Equinix (APAC) Hyperscale Services Pte. Ltd.	Singapore
Equinix (APAC) Services Pte. Ltd.	Singapore
Equinix (Australia) Enterprises Pty Limited	Australia
Equinix (Bulgaria) Data Centers EOOD	Bulgaria
Equinix (Canada) Enterprises Ltd.	Ontario
Equinix (Canada) Services Ltd.	Ontario
Equinix (China) Investment Holding Co., Ltd. (亿利互连（中国）投资有限公司)	China
Equinix (EMEA) Acquisition Enterprises B.V.	Netherlands
Equinix (EMEA) B.V.	Netherlands
Equinix (EMEA) Hyperscale Services B.V.	Netherlands
Equinix (EMEA) Management, Inc.	Delaware
Equinix (Finland) Enterprises Oy	Finland
Equinix (Finland) Oy	Finland
Equinix (France) Enterprises SAS	France
Equinix (Germany) Enterprises GmbH	Germany
Equinix (Germany) GmbH	Germany
Equinix (Hong Kong) Enterprises Limited	Hong Kong
Equinix (India) Enterprises Private Limited	India
Equinix (Ireland) Enterprises Limited	Ireland
Equinix (Ireland) Limited	Ireland
Equinix (Italia) Enterprises S.r.l.	Italy
Equinix (Japan) Enterprises K.K.	Japan
Equinix (Japan) Technology Services K.K.	Japan
Equinix (LD-A) Limited	Jersey
Equinix (MA5) Limited	England

Equinix (Netherlands) B.V.	Netherlands
Equinix (Netherlands) Enterprises B.V.	Netherlands
Equinix (Netherlands) Holdings B.V.	Netherlands
Equinix (Philippines) Services Inc.	Philippines
Equinix (Poland) Enterprises sp. z o.o.	Poland
Equinix (Poland) Services sp. z o.o.	Poland
Equinix (Poland) sp. z o.o.	Poland
Equinix (Poland) Technology Services sp. z o.o.	Poland
Equinix (Portugal) Data Centers, S.A.	Portugal
Equinix (Real Estate) GmbH	Germany
Equinix (Real Estate) Holdings SC	France
Equinix (Real Estate) SCI	France
Equinix (Services) Limited	England
Equinix (Singapore) Enterprises Pte. Ltd.	Singapore
Equinix (SK3) Handelsbolag	Sweden
Equinix (South Africa) (Pty) Ltd	South Africa
Equinix (South Africa) Enterprises (Pty) Ltd	South Africa
Equinix (Spain) Enterprises, S.L.U.	Spain
Equinix (Spain), S.A.U.	Spain
Equinix (Sweden) AB	Sweden
Equinix (Sweden) Enterprises AB	Sweden
Equinix (Switzerland) Enterprises GmbH	Switzerland
Equinix (Switzerland) GmbH	Switzerland
Equinix (Thailand) Limited	Thailand
Equinix (UK) Enterprises Limited	England
Equinix (UK) Limited	England
Equinix (US) Enterprises, Inc.	Delaware
Equinix (West Africa) Acquisition Enterprises B.V.	Netherlands
Equinix (West-Africa) Services B.V.	Netherlands
Equinix Africa Investment LLC	Delaware
Equinix AMER Hyperscale 2 (GP) LLC	Delaware
Equinix AMER Hyperscale 2 (LP) LLC	Delaware
Equinix AMER Hyperscale 2 LP	Delaware
Equinix AMER Hyperscale 3 (GP) LLC	Delaware
Equinix AMER Hyperscale 3 (LP) LLC	Delaware
Equinix AMER Hyperscale 3 LP	Delaware
Equinix AMER Hyperscale 3 REIT LLC	Delaware
Equinix APAC 1 Hyperscale Holdings 1 Pte. Ltd.	Singapore
Equinix APAC 1 Hyperscale Holdings 2 Pte. Ltd.	Singapore
Equinix APAC 1 Hyperscale Holdings Pte. Ltd.	Singapore
Equinix APAC Holdings Pte. Ltd.	Singapore
Equinix APAC Hyperscale 1 (LP) LLC	Delaware
Equinix APAC Hyperscale 2 (GP) Pte. Ltd.	Singapore
Equinix APAC Hyperscale 2 (LP) LLC	Delaware
Equinix APAC Hyperscale 2 Holdings 1 Pte. Ltd.	Singapore

Equinix APAC Hyperscale 2 Holdings 2 Pte. Ltd.	Singapore
Equinix APAC Hyperscale 3 (GP) Pte. Ltd.	Singapore
Equinix APAC Hyperscale 3 LP	Singapore
Equinix Asia Pacific Holdings Pte. Ltd.	Singapore
Equinix Asia Pacific Pte. Ltd.	Singapore
Equinix Australia National Pty Ltd	Australia
Equinix Australia Pty Limited	Australia
Equinix Australia Real Estate Pty Ltd	Australia
Equinix Canada Holdings Limited	British Columbia
Equinix Canada Ltd	Ontario
Equinix Chile Enterprises SpA	Chile
Equinix Chile SpA	Chile
Equinix Colombia (BG3) S.A.S	Colombia
Equinix Colombia, Inc. Pte. Ltd.	Singapore
Equinix Cote d'Ivoire SA	Côte d'Ivoire
Equinix DataCenter (Ghana) Ltd	Ghana
Equinix DataCenter (Nigeria) Limited	Nigeria
Equinix do Brasil Soluções de Tecnologia em Informática Ltda.	Brazil
Equinix do Brasil Telecomunicações Ltda.	Brazil
Equinix Europe 1 Financing Corporation LLC	Delaware
Equinix Europe 2 Financing Corporation LLC	Delaware
Equinix France SAS	France
Equinix Government Solutions LLC	Delaware
Equinix Hong Kong Limited	Hong Kong

Equinix Hyperscale (GP) LLC	Delaware
Equinix Hyperscale (GP) Pte. Ltd.	Singapore
Equinix Hyperscale (LP) LLC	Delaware
Equinix Hyperscale 1 (DB5) Enterprises Limited	Ireland
Equinix Hyperscale 1 (DB5) Limited	Ireland
Equinix Hyperscale 1 (FR11) Enterprises GmbH	Germany
Equinix Hyperscale 1 (FR11) GmbH	Germany
Equinix Hyperscale 1 (FR9) Enterprises GmbH	Germany
Equinix Hyperscale 1 (FR9) GmbH	Germany
Equinix Hyperscale 1 (France) Holdings SAS	France
Equinix Hyperscale 1 (Japan) TMK	Japan
Equinix Hyperscale 1 (LD11) Enterprises Limited	England
Equinix Hyperscale 1 (LD11) Limited	England
Equinix Hyperscale 1 (LD13) Limited	England
Equinix Hyperscale 1 (OS2) Enterprises GK	Japan
Equinix Hyperscale 1 (OS2) GK	Japan
Equinix Hyperscale 1 (PA8) SAS	France
Equinix Hyperscale 1 (PA9) SAS	France
Equinix Hyperscale 1 (TY12) Enterprises GK	Japan
Equinix Hyperscale 1 (TY12) GK	Japan
Equinix Hyperscale 1 (TY14) GK	Japan
Equinix Hyperscale 1 (UK) Financing Limited	England
Equinix Hyperscale 1 Finco B.V.	Netherlands
Equinix Hyperscale 1 GK	Japan
Equinix Hyperscale 1 Holdings B.V.	Netherlands
Equinix Hyperscale 2 (AM12) B.V.	Netherlands
Equinix Hyperscale 2 (Australia) Enterprises 1 Pty Limited	Australia
Equinix Hyperscale 2 (Australia) Enterprises 2 Pty Limited	Australia
Equinix Hyperscale 2 (FR10) Enterprises GmbH	Germany
Equinix Hyperscale 2 (FR10) GmbH	Germany
Equinix Hyperscale 2 (FR12) GmbH	Germany
Equinix Hyperscale 2 (FR16) Enterprises GmbH	Germany
Equinix Hyperscale 2 (FR16) GmbH	Germany
Equinix Hyperscale 2 (France) Holdings B.V.	Netherlands
Equinix Hyperscale 2 (GP) LLC	Delaware
Equinix Hyperscale 2 (HE10) Enterprises Oy	Finland
Equinix Hyperscale 2 (HE10) Oy	Finland
Equinix Hyperscale 2 (LDx) Limited	England
Equinix Hyperscale 2 (LP) LLC	Delaware
Equinix Hyperscale 2 (MD3) Enterprises, S.L.	Spain
Equinix Hyperscale 2 (MD3), S.L.	Spain
Equinix Hyperscale 2 (ML7) Enterprises S.r.l.	Italy
Equinix Hyperscale 2 (ML7) S.r.l.	Italy
Equinix Hyperscale 2 (ML9) S.r.l	Italy
Equinix Hyperscale 2 (PA12) Enterprises SAS	France

Equinix Hyperscale 2 (PA12) SAS	France
Equinix Hyperscale 2 (PA13) Enterprises SAS	France
Equinix Hyperscale 2 (PA13) SAS	France
Equinix Hyperscale 2 (PA15) SAS	France
Equinix Hyperscale 2 (SK5) AB	Sweden
Equinix Hyperscale 2 (SP5) Enterprises Ltda	Brazil
Equinix Hyperscale 2 (SP5) Ltda.	Brazil
Equinix Hyperscale 2 (SP7) Ltda.	Brazil
Equinix Hyperscale 2 (SV12) Enterprises, Inc.	Delaware
Equinix Hyperscale 2 (SV12) LLC	Delaware
Equinix Hyperscale 2 (SY10) Pty Limited	Australia
Equinix Hyperscale 2 (SY9) Pty Limited	Australia
Equinix Hyperscale 2 (WA4) Enterprises sp. z o.o.	Poland
Equinix Hyperscale 2 (WA4) sp. z o.o.	Poland
Equinix Hyperscale 2 Finco A B.V.	Netherlands
Equinix Hyperscale 2 Finco B B.V.	Netherlands
Equinix Hyperscale 2 Holdings 2 B.V.	Netherlands
Equinix Hyperscale 2 Holdings A B.V.	Netherlands
Equinix Hyperscale 2 Holdings B B.V.	Netherlands
Equinix Hyperscale 2 Holdings B.V.	Netherlands
Equinix Hyperscale 2 Holdings C B.V.	Netherlands
Equinix Hyperscale 2 Holdings D B.V.	Netherlands
Equinix Hyperscale 2 IL5 Data Merkezi Üretim İnșaat Sanayi Ve Ticaret Limited Şirketi	Turkey
Equinix Hyperscale 3 (AT10) LLC	Delaware
Equinix Hyperscale 3 (AT10) Partnership LLC	Delaware
Equinix Hyperscale 3 (AT10) REIT LLC	Delaware
Equinix Hyperscale 3 (AT11) LLC	Delaware
Equinix Hyperscale 3 (AT11) Partnership LLC	Delaware
Equinix Hyperscale 3 (AT11) REIT LLC	Delaware
Equinix Hyperscale 3 (AT12) LLC	Delaware
Equinix Hyperscale 3 (AT12) Partnership LLC	Delaware
Equinix Hyperscale 3 (AT12) REIT LLC	Delaware
Equinix Hyperscale 3 (AT13) LLC	Delaware
Equinix Hyperscale 3 (AT13) Partnership LLC	Delaware
Equinix Hyperscale 3 (AT13) REIT LLC	Delaware
Equinix Hyperscale 3 (Atlanta) Association, Inc.	Georgia
Equinix Hyperscale 3 (Atlanta) Holdings LLC	Delaware
Equinix Hyperscale 3 (Atlanta) LLC	Delaware
Equinix Hyperscale 3 (SL2) LLC	Korea (the Republic of)
Equinix Hyperscale 3 (SL3) LLC	Korea (the Republic of)
Equinix Hyperscale 3 Procurement Holdings LLC	Delaware
Equinix Hyperscale 3 Procurement LLC	Delaware
Equinix Hyperscale 4 (CL4) ULC	British Columbia
Equinix Hyperscale Canada LP Limited	Ontario
Equinix II (Portugal) Enterprises Data Centers, Unipessoal Lda	Portugal

Equinix India Private Limited	India
Equinix India Professional Services Private Limited	India
Equinix India Services Private Limited	India
Equinix Information Technology (Shanghai) Co., Ltd. (亿利互连信息技术（上海）有限公司)	China
Equinix Italia S.r.l.	Italy
Equinix Japan K.K.	Japan
Equinix Korea Holdings LLC	Korea (the Republic of)
Equinix Korea LLC	Korea (the Republic of)
Equinix LLC	Delaware
Equinix Malaysia Enterprises Sdn. Bhd.	Malaysia
Equinix Malaysia Sdn. Bhd.	Malaysia
Equinix Mexico Holdings, S. de R.L. de C.V.	Mexico
Equinix Middle East FZ-LLC	United Arab Emirates
Equinix Middle East Services LLC	Oman
Equinix Montreal Ltd.	Ontario
Equinix Muscat LLC	Oman
Equinix MX Services, S.A. de C.V.	Mexico
Equinix Pacific LLC	Delaware
Equinix Peru S.R.L.	Peru
Equinix Procurement (2024) LLC	Delaware
Equinix Professional Services, Inc.	Delaware
Equinix Querétaro, S. de R.L. de C.V.	Mexico
Equinix RP II LLC	Delaware
Equinix Saudi for Information Technology LLC	Saudi Arabia

Equinix Security (CU1) LLC	Delaware
Equinix Security LLC	Delaware
Equinix Services Colombia S.A.S.	Colombia
Equinix Services, Inc.	Delaware
Equinix Singapore Holdings Pte. Ltd.	Singapore
Equinix Singapore Pte. Ltd.	Singapore
Equinix South America Holdings, LLC	Delaware
Equinix Southeast Asia Pte. Ltd.	Singapore
Equinix Turkey Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix Turkey Enterprises Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix WGQ Information Technology (Shanghai) Co., Ltd. (亿利互连（上海）通讯科技有限公司)	China
Equinix YP Information Technology (Shanghai) Co., Ltd. (亿利互连数据系统（上海）有限公司)	China
FiberAccess Nigeria Limited	Nigeria
Gaohong Equinix (Shanghai) Information Technology Co., Ltd (高鸿亿利（上海）信息技术有限公司)	China
Harbour Exchange Management Company Limited	England & Wales
Harbour Exchange Propco Limited	England & Wales
Infomart Dallas GP, LLC	Delaware
Infomart Dallas, LP	Delaware
Infraco Nigeria Limited	Nigeria
LA4, LLC	Delaware
Main One Cable Company Ltd	Mauritius
Main One Cable Company Nigeria LFZ Enterprise	Nigeria
Main One Cable Company Nigeria Limited	Nigeria
Main One Cable Company Portugal, S.A.	Portugal
MainOne Cable Company (Ghana) Limited	Ghana
MainOne Cote d'Ivoire SA	Côte d'Ivoire
Maintecknosoft Ltd	Ghana
McLaren Pty Limited	Australia
McLaren Unit Trust	Australia
Metronode (Act) Pty Limited	Australia
Metronode (NSW) Pty Ltd	Australia
Metronode C1 Pty Limited	Australia
Metronode Group Pty Limited	Australia
Metronode Investments Pty Limited	Australia

Metronode M2 Pty Ltd	Australia
Metronode P2 Pty Limited	Australia
Metronode S2 Pty Ltd	Australia
MGH Bidco Pty Limited	Australia
MGH Finco Pty Limited	Australia
MGH Holdco Pty Ltd	Australia
MGH Pegasus Pty Ltd	Australia
NY2 Hartz Way, LLC	Delaware
Odyssey Solutions SARL	Côte d'Ivoire
PT Equinix Indonesia Hldgs	Indonesia
PT Equinix Indonesia JKT	Indonesia
SV1, LLC	Delaware
Switch & Data Facilities Company LLC	Delaware
Switch & Data LLC	Delaware
Switch & Data MA One LLC	Delaware
Switch & Data WA One LLC	Delaware
Switch And Data NJ Two LLC	Delaware
Switch and Data Operating Company LLC	Delaware
Tussenlanen B.V.	Netherlands
Upminster GmbH	Germany
VDC I, LLC	Delaware
VDC V, LLC	Delaware
Virtu Secure Webservices B.V.	Netherlands